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                                                                   EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 25, 1999 incorporated by reference in STAR Telecommunications, Inc.'s Form 10-K/A Amendment No. 1 for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



                                                       /s/  ARTHUR ANDERSEN LLP

Los Angeles, California
September 17, 1999






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